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                                                                   EXHIBIT 10.50
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                           FOURTH AMENDMENT TO LEASE
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     THIS FOURTH AMENDMENT TO LEASE is made as of the 1st day of April, 1997 by
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and between MASSACHUSETTS INSTITUTE OF TECHNOLOGY, a Massachusetts educational corporation with an address of 238 Main Street, Cambridge, Massachusetts 02142 ("Lessor"), and LIFELINE SYSTEMS, INC., a Massachusetts corporation with an address of 640 Memorial Drive, Cambridge, Massachusetts 02139 ("Lessee").

     Reference is made to a lease dated April 3, 1992 by and between Lessor and Lessee, as previously amended by First Amendment to Lease dated as of August 25, 1992, and by Second Amendment to Lease dated as of May 18, 1993, and by Third Amendment to Lease dated as of April 25, 1994 (collectively, the "Lease"), concerning certain Premises located at 640 Memorial Drive, Cambridge, Massachusetts, as more particularly described in the Lease, Notice of which Lease was filed with the Middlesex Southern Registry District of the Land Court on April 10, 1992 as Document No. 86632, as amended by Notices filed with said Registry District on August 31, 1992 as Document No. 879314 and on May 25, 1993 as Document No. 905210 and noted on Certificate of Title No. 89497. Capitalized terms used in this Amendment which are defined in the Lease and not otherwise defined herein shall have the same meaning in this Amendment as in the Lease.

     Lessor has constructed a conference center for the use of tenants of the Building in the area on the first floor of the Building previously identified as the site of a possible expansion of the Building cafeteria. Since such conference center will be available for use by tenants of the Building as a Building amenity, and therefore should become part of the Common Areas, the area of such conference center should be included in the rentable area of the Building and allocated among the rentable area of each tenant's premises in the Building. Accordingly, Lessor and Lessee desire to amend the Lease to reflect the re-calculated rentable area of the Premises.

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and legal sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follows:

     1.   Premises.  Effective as of March 1, 1997, line 4 of Section 1.1 of the
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          Lease is hereby amended by deleting the phrase "74,201 rentable square feet of space" and substituting therefor the phrase "75,450 rentable square feet of space".
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     2.   Lessee's Share.  Effective as of March 1, 1997, "Lessee's Share" (as
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          defined in Section 6.0 of the Lease) shall be 41.43%

     3.   Conference Center.  Effective as of March 1, 1997, the area shown
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          cross-hatched on the plan attached hereto as Exhibit I (the
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          "Conference Center") shall be deemed to part of the Common Areas for all purposes of this Lease. Use of the Conference Center by Tenant and by other tenants of the Building shall be governed by rules and regulations therefor adopted from time to time by Landlord, which rules and regulations shall be uniformly applied to all lessees of the Building; provided, however, that no such rule or regulation shall
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          materially impair any right of Lessee under the Lease nor impose any material additional cost on Lessee.

     4.   Cafeteria Expansion.  Effective as of March 1, 1997, all references in
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          the Lease to the possible expansion of the cafeteria in the Building
          (including, without limitation, Section 37.0 of the Lease) are hereby deleted.

     In all other respects, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect and unamended.

     EXECUTED UNDER SEAL as of the date set forth above.

     LESSOR:                  MASSACHUSETTS INSTITUTE OF TECHNOLOGY

                              By: /s/ Philip A. Trussell
                                  ----------------------
                                  Philip A. Trussell,
                                  Director of Real Estate and
                                  Associate Treasurer
                                  Hereunto duly authorized

     LESSEE:                  LIFELINE SYSTEMS, INC.

                              By: /s/ Ronald Feinstein
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                                  Ronald Feinstein,
                                  President and Chief Executive
                                  Officer
                                  Hereunto duly authorized